Exhibit 99.(p)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 25, 2026	/s/ Darryl Button
Dated:
Darryl D. Button

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 25, 2026	/s/ Vibhu Sharma
Dated:
Vibhu R. Sharma

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Alison Ryan, individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 25, 2026	/s/ Michael Anderson
Dated:
Michael F. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 25, 2026	/s/ Starla Yamauchi
Dated:
Starla C. Yamauchi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 25, 2026	/s/ Carol Krosky
Dated:
Carol J. Krosky

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 26, 2026	/s/ Dawn Behnke
Dated:
Dawn M. Behnke

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003, 333-263416, 333-265390, 333-283568, and 333-283568.
•	Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.
•	Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.
•	Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.
•	Registration Statement under Pacific Life Insurance Company: 333-282283, 333-296890.
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 333-267433, 333-260417, 333-255746, 333-238780, 333-238781, 333-233112, 333-231308, 333-231309, 333-231310, 333-231311, 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713, 333-20355, 333-172851, 333-202248, 333-209919, 333-275837, 333-287188, and 333-287190.
•	Registration Statements under the Pacific Select Separate Account of Pacific Life Insurance Company (811-05142): 033-14032.
•	New Registration Statements issued by Pacific Life Insurance Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

	August 26, 2026	/s/ Craig Leslie
Dated:
Craig W. Leslie